                                                                    EXHIBIT 10.7

                THIS INDENTURE made the 5th day of March 1999.


IN PURSUANCE OF THE SHORT FORMS OF LEASES ACT.


BETWEEN:  E. Manson Investments Limited
          Zureit Holdings Limited
          Blackhill Developments Limited
          ___________________________________________________
          (hereinafter called the Landlord)


               OF THE FIRST PART:



and:      Ironside Technologies Inc.
          ____________________________________________________
          (hereinafter called the Tenant)


               OF THE SECOND PART:



1. WITNESSETH that in consideration of the rents, covenants and agreement hereinafter reserved and contained on the part of Tenant to be respectively paid, observed and performed, the Landlord hereby leases unto the Tenant the premises in the Landlord's building in the Town of Markham municipally known as 500 Hood Road (the"building"), being that part of the 1st floor thereof shown outlined red on the attached plan of that floor (hereinafter sometimes referred to as "the leased premises"), which leased premises have a rentable area of 1,286 square feet as defined in Schedule "B", subject to adjustment in accordance with certification by the Landlord's architect. Said building and lands appurtenant thereto are described in Schedule "A" hereto annexed. The premises are to be used for the purposes of a general office or computer training and development in accordance with all relevant by-laws.

2. TO HAVE AND TO HOLD the leased premises subject as hereinafter provided for the term of two(2) years and ten(10) months commencing on the 1st day of March 1999 and ending on the 31st day of December 2001 .

3. YIELDING AND PAYING THEREFORE yearly and every year during the term unto the Landlord as basic net rent the sum of Nine Thousand Nine Hundred and Sixty-Six Dollars and Fifty Cents ($9,966.50) of lawful money of Canada payable by equal monthly instalments in advance of Eight Hundred and Thirty Dollars and Fifty-Four Cents ($830.54) on the first day of each month during the term; if the term of this lease commences on any day other than the first or ends on any day other than the last day of a month, rent for the portion of the month at the commencement and end of the term shall be adjusted pro rata, including rent payable under the provisions of paragraph 23 hereof if applicable.

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Landlord's     4.   The Landlord covenants with the Tenant;
Covenants:
----------          (a)  for quiet enjoyment;

Taxes:              (b)  to pay as and when they fall due, all realty taxes and
------              local improvement rates, Municipal, Provincial,
                    Parliamentary or otherwise levied against the lands and premises described in Schedule "A" except such or such part thereof as the Tenant has herein covenanted to pay;

Maintaining and
Operating:          (c)  to operate, repair, rebuild and replace and maintain
---------           the building including the structure elements and the roof, which shall include, without limitation, all common areas and all plumbing, electrical, heating, air-conditioning and other facilities and systems servicing the building, parking areas, sidewalks,(including the lighting thereof) and the landscaped grounds appurtenant thereto at the expense of the Landlord, as would a careful and prudent owner of a comparable building, so that the leased premises shall be suitable for the purposes for which they are hereby leased, and so that the building shall remain at all times in its current condition, but not including any matters which under the provisions of this Lease are the obligation of the Tenant;

Heating & Air-
Conditioning:       (d)  to heat and air-condition during normal business hours
-------------       the leased premises and the common areas of the building
                    leading to or servicing the leased premises, to a reasonable temperature for the reasonable use thereof by the Tenant except during breakdowns in equipment and during the making of repairs and except at such times as the power or fuel for the heating or air-conditioning systems is not supplied to the Landlord but if the Landlord should default in so doing, through no fault or negligence of the Landlord, it shall not be liable for direct, indirect or initial damages or for damages for personal discomfort or illness.

Cleaning:           (e)  to provide janitor service for the leased premises in
--------            accordance with Schedule "C" attached hereto, but, in the
                    absence of the Landlord's negligence, the Landlord shall not be responsible for any act of omission or commission on the part of the person or persons employed to perform such work;
                    such work other than window cleaning shall be done after normal business hours on weekdays and need not be done on Sundays,Saturdays or holidays, and nightly service as set out in the schedule need be performed once only during any night;

Elevators:          (f)  to provide, except during breakdown in equipment and
---------           except during the making of repairs, automatic elevator
                    service in the building (with at least one elevator in operation between the hours from 6:00pm to 8:00am on weekdays and during Saturdays, Sundays and holidays). In the absence of the Landlord's negligence, the Landlord shall not be responsible for any injury or death to any person nor for damage to any property resulting from the use of or occasioned by such elevators; all deliveries to the leased premises shall reasonably be made at the times and by the elevator designated by the Landlord.

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Lighting:      (g)  to properly light the building, including without limitation
-------- the public and common areas of the building except at such times as electric current may not be supplied to the Landlord through no fault or negligence of the Landlord and except during breakdowns in equipment and during the making of repairs;

Electric Bulbs:(h) to supply adequate electric light fixtures in the building -------------- and to maintain, repair and replace such fixtures and parts thereof at its own cost and to supply new electric bulbs and fluorescent tubes and starters and ballasts to the leased premises at the time of the Tenant's first occupancy of the leased premises and thereafter at the request and at the cost of the Tenant to replace the bulbs, tubes, starters and ballasts contained in the leased premises when required, except that the Landlord shall provide bulbs, tubes, starters and ballasts for the common areas of the building; (The Tenant hereby acknowledges that the electric light fixtures now in the building are adequate.);

Water:         (i)  to supply cold water and hot water heated to a reasonable
-----          temperature to the appropriate outlets and fixtures in the leased premises and to the washrooms on the floor or floors of the building on which the leased premises are situate through the existing pipes; except during breakdowns in equipment and during the making of repairs and except at such times as the supply of water is cut off at the public mains.

Use of
Entrances:     (j)  to give to the Tenant and the Tenant's employees and all
---------      other persons authorized by the Tenant free use during normal business hours of the entrances to the building and the elevators, stairs, corridors, lobbies and other common areas leading to the leased premises in common with others entitled thereto, and at other times subject to compliance with Landlord's reasonable regulations pertaining to security;

Washrooms:     (k)  to permit the Tenant and the Tenant's employees and those
----------     authorized by the Tenant in common with others entitled thereto to use, according to their sex, the washrooms on the floor or floors of the building on which the leased premises are situate;

Ice and Snow:  (l)  to remove ice and snow from the sidewalks, driveways private
------------   walks and parking lot appurtenant to the building;

Glass:         (m)  subject to the provisions of paragraph 6(n) hereof to
-----          replace with all due diligence broken glass in all doors and windows of the building with glass of the same kind and quality as that broken except that the Landlord shall have no obligation to replace the glass contained in the Tenant's improvements;

Repair:        (n)  to repair the leased premises, reasonable wear and tear
------         and damage by fire, lightning and tempest and other casualty caused beyond the control of the Tenant or caused by the negligence of the Landlord or those for whom the Landlord is in law responsible, only excepted.

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Tenancy After
Expiration:    5.(a)  If the Tenant without any further written agreement shall
----------     continue to occupy the leased premises after the expiration of the term of this Lease with the consent of the Landlord, the Tenant shall be a monthly Tenant at a monthly rental equal to the amount of rent in the notice given by the Landlord and payable by the Tenant hereunder.

Tenant's Covenants: 6.   THE TENANT COVENANTS WITH LANDLORD:
------------------

                    (a) to pay monthly: basic net rent, and as additional rent, but subject to paragraph 13.1, hydro supplied to the leased premises, and one-twelfth(1/12) of the Tenant's proportionate share of operating costs and realty taxes with respect to the leased premises as reasonably and properly estimated by the Landlord. The proportionate share shall be defined as 2.01% computed by dividing 1,286 s.f. as the numerator and 64,120 s.f. as the denominator.

To Pay Taxes:       (b)(i)  to pay all taxes, rates, charges and license fees
------------        properly assessed, levied or imposed in respect of the
                    personal property business or income of the Tenant and with respect to the occupation of the leased premises by the Tenant or anyone claiming under the Tenant as and when the same become due and payable, and to pay to the Landlord the amount by which the taxes, local improvements and special levies levied against the building are increased by reason of the Tenant's partitions and other improvements, and also, in case the leased premises are assessed in whole or in part in support of Separate Schools by reason of the actions of the Tenant or by reason of the actions of any person claiming under the Tenant, to pay to the Landlord the amount by which the taxes levied upon such assessment exceed the Public School taxes which would otherwise have been payable even if such taxes become payable after the expiration or termination of the term of this Lease;

                    (b)(ii) It is further understood and agreed that personal property business tax previously based upon a proportion of the realty tax assessment of the demised premises, shall continue to be the sole ultimate responsibility of the Tenant, notwithstanding that the foregoing taxes have been consolidated.

                    Accordingly, following the receipt of the annual realty and business tax assessment, the Landlord may compute the Tenant's share, representing the business tax proportion and render an invoice to the Tenant, who shall remit within ten(10) business days of receipt.

                    The realty tax portion of the assessment shall, with other operating costs, continue to form the basis of the Tenant's proportionate share of common expenses and monthly instalments paid in connection therewith.

Repair According
To Notice:          (c)  that the Landlord may upon reasonable notice to the
----------          Tenant, enter and view the state of repair and that the
                    Tenant will repair according to notice in writing ;

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Leave in
Good Repair:        (d)  that the Tenant will leave the premises in good repair
------------        including rectification at its expense of any damage caused to the building as a result of the removal of its trade fixtures;

Assignment and
Subletting:         (e)  Request for consent to assign Tenant's interest, or to
----------          change the corporate control of the Tenant, (whether by
                    transfer, issue, sale, assignment, bequest, or other disposition of shares, merger or amalgamation, or any other agreement) to sublease the premises shall be accompanied by a statement setting forth the name of the prospective assignee or subtenant; the financial details of the sublease or assignment, the financial statements of the prospective assignee or sublessee, (i.e. rental and security deposit);
                    the term and other relevant information concerning the proposed assignee or sublessee. Landlord shall have the right, within ten(10) days after receipt of such written request from Tenant, to (a) withhold consent to the sublease or assignment if the withholding or such consent is reasonable; (b) consent to such sublease or assignment, or
                    (c) elect to terminate this Lease effective as of the date of commencement of the sublease term or effective date of such assignment, in which case Landlord shall have the right to enter into a direct Lease with such proposed assignee or sublessee. If Landlord exercises the election to so terminate the Lease, then the Lease shall be cancelled or terminated as of the effective date of the proposed assignment or commencement of the term of the proposed sublease as set forth in Tenant's notice.

                    Landlord's Consent Required.  Tenant shall not voluntarily
                    ---------------------------
                    or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Tenant's interest in this Lease or in the Premises, without Landlord's prior written consent, which Landlord shall not unreasonably withhold. Any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a breach of this Lease.

                    No Release of Tenant.  Regardless of Landlord's consent, no
                    --------------------
                    subletting or assignment shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Tenant or any successor of Tenant, in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against said assignee. Landlord may consent to subsequent assignments or subletting of this Lease or Amendments or modifications to this Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and such action shall not relieve Tenant of liability under this Lease.

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                    In the event the Tenant obtains any consideration for the
                    assignment or sub-let at a rent per square foot higher than the rent herein reserved then 50% of such excess consideration in the rent shall be paid to the Landlord.

Use:                (f)  to use the leased premises as set out in paragraph 1
----                only and not to do or omit or permit to be done or omitted upon the leased premises anything which shall be or result in a nuisance or which would be in breach of the building restrictions set forth in the list of Rules and Regulations attached hereto. No kitchen, cooking or food vending facilities shall be permitted without the express consent of the Landlord;

Increase in
Insurance Premiums: (g) (i) that if the premiums for the Landlord's insurance ------------------ for the building or any of the contents thereof shall increase by reason of the use made of the lease premises (provided that the building is insured for the use thereof for the purposes stipulated in paragraph 6 (g) hereof) or by reason of anything done or omitted or permitted to be done by the Tenant or by anyone permitted by the Tenant to be upon the leased premises, the Tenant shall pay to the Landlord the amount of such increase within thirty(30) days after notice of the amount thereof has been given to the Tenant, and that if any insurance policy upon the building shall be about to be cancelled by the insurer by reason of the use made of the leased premises, the Landlord shall give written notice of such proposed cancellation to the Tenant, and the Tenant shall not later than five(5) days prior to the cancellation date set forth in such notice stop such use or otherwise the Landlord may, in addition to all other rights it may have at its option, terminate this lease and upon such termination rent shall be apportioned and paid in full to the date of such termination, and the Tenant shall deliver possession of the leased premises forthwith in a neat and tidy condition to the Landlord, and the Landlord may re-enter and take possession of the same;

                    (ii) It shall be expressly agreed and understood that reimbursement of insurance premiums by the Tenant to the Landlord shall not convey the right to be designated a named insured in the Landlord's Insurance Policy. The Landlord shall therefore by entitled to subrogate against the Tenant or the Tenant's insurance company for damages caused to the Landlord's property by the Tenant or the Tenant's agents for whom the Tenant is legally responsible.

Damage by
Tenant:             (h)i)  that if the building including the leased premises or
------              the elevators or the heating or air-conditioning equipment or the water pipes or drainage pipes or the electric lighting or other equipment of the building became impaired, injured, damaged, destroyed or stopped up through the carelessness, misuse or neglect of the Tenant or of any person permitted by the Tenant to be in the leased premises or the building, the expense of the necessary repairs, replacements or alterations shall be borne by the Tenant who shall pay such expense to the Landlord forthwith on demand;

                    (ii) THE plumbing facilities shall not be used for any other purpose than that for which they are constructed, and no foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage, or damage shall be borne by the Tenant, who shall, or whose employees, agents, licensees or invitees shall have caused it. The Tenant, its employees, or agents, shall not mark, paint, drill, or in any way deface any walls, ceilings, partitions, floors, wood, stone or iron work without the written consent of the Landlord.

Prospective
Purchaser:          (i)  that during the term of this lease, or any extension
---------           thereof, the Landlord shall be entitled upon reasonable
                    notice to the Tenant to enter upon the leased premises by its representatives with any prospective purchaser and during the last nine(9) months of the term, or any extension thereof, the Landlord shall be entitled upon reasonable notice to the Tenant to enter upon the leased premises by its representatives with any prospective Tenant, each at all reasonable hours and in order to exhibit the same for sale or rent, as the case may be;

Indemnity
by Tenant:          (j)  to indemnify and save harmless the Landlord of and from
---------           all fines, suits, claims, demands and actions of any kind or nature which the Landlord shall or may become liable for or suffer by reason of any breach, violation of non-performance by the Tenant of any covenant or provision hereof or by reason of any injury occasioned to or suffered by an person or persons (including death) or damage to any property by reason of any act, neglect or default on the part of the Tenant, its employees, agents or contractors;

Rules and
Regulations:        (k)  that the Tenant shall cause to be observed and
-----------         performed with respect to itself and its employees, agents contractors and persons visiting or doing business with the Tenant on the leased premises, the Rules and Regulations attached to this lease and any further and other such reasonable Rules and Regulations made hereafter by the Landlord of which notice in writing shall have been given to the Tenant, and that all Rules and Regulations shall be deemed to be incorporated in and form part of this Lease;

Observance of
Law:                (l)  to observe and comply with all provisions of law
----                whether Federal, Provincial or Municipal which in any way
                    relates to the partitioning, equipment, operation and use of the leased premises or to the repair or alteration thereof;

Glass:              (m)  that if glass in the windows or doors of the leased
-----               premises is broken or damaged as a result of the act,
                    negligence or other fault of the Tenant or of someone permitted by the Tenant to be upon the premises, the Tenant shall forthwith on demand pay to the Landlord the cost of replacing the broken or damaged glass;

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Inflammable
Substances:         (n)  not to keep or permit to be kept in the leased premises
----------          any inflammable, dangerous or explosive substances and not to do or permit anything to be done in the leased premises and not to bring or keep anything therein which will conflict with any insurance policy upon the building or the contents thereof or with any rule, regulations or order of the fire underwriters of any fire authority having jurisdiction;

                    (o) that without the previous and express consent in writing of the Landlord, which consent may be arbitrarily withheld, the Tenant shall not:
Alterations &
Improvements        (p)  The Tenant shall not make alterations, additions or
------------        improvements on the demised premises without the prior
                    written consent of the Landlord. The Landlord has the option to request the removal of any improvements built on the demised premises by either the Tenant or Landlord, at the expense of the Tenant, and without compensation to the Tenant, at any time, including upon the expiry or earlier termination of this lease.

Fixtures:           (q) attach any fixtures to the structure of the premises in
--------            such manner or by such a method as to cause damage to the
                    leased premises other than readily repairable superficial damage which shall be repaired by the Tenant to the satisfaction of the Landlord;

Heavy Objects:      (r)  bring upon the leased premises any article that by
--------------      reason of its weight or size might damage the structure of the building and the Tenant agrees that if any damage is caused to the building by any article brought into the building or upon the leased premises by or on behalf of the Tenant, the Tenant will forthwith pay to the Landlord the cost of making good the same;

Signs:              (s)  erect or maintain any sign, picture, advertisement,
------              notice, lettering, flag, decoration, or direction upon any part of the outside walls of the building or in any common area of the building or upon either the outside or inside of the windows or doors of the leased premises except such as are provided by the Landlord under the provisions of paragraph 19;

Removal of
Fixtures:           (t)  remove any fixtures, goods or chattels of any kind from
--------            the leased premises, except in the ordinary course of the
                    business of the Tenant;

Electricity:        (u)    to pay to the Landlord effective the proportionate
------------        share of the cost of the electricity supplied to the
                    building being included in operating costs based on 1997 hydro rates and subject to hydro rate changes,

Window Covers:      (v)  not to remove the venetian blinds installed by the
-------------       Landlord or use any blinds or curtains in addition thereto unless approved by the Landlord or otherwise interfere with the Landlord's scheme of uniform window coverings for the windows of the building;

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Tenant's
Acknowledgement:    (w)  that the Tenant will, from time to time, upon not less
---------------     than ten(10) days prior notice execute and deliver to the
                    Landlord a statement in writing certifying that this lease is unmodified and in full force and effect (or, if modified, stating the modifications and that the same is in full force and effect as modified), the amount of the annual rental
                    then being paid hereunder, the dates to which the same, by installments or otherwise, and other charges hereunder have been paid and whether or not there is an existing default on the part of the Landlord of which the Tenant has notice;
Additional
Air-Conditioning:   (x)  (i) In the event that the Tenant installs special
----------------    equipment which requires additional air-conditioning, or
                    requires additional air conditioning for any reason, to pay to the Landlord the increase in cost of air-conditioning the leased premises (including the cost of water if used
                    therefore) resulting from the installation by the Tenant or on behalf of the Tenant of air-conditioning equipment
                    additional to the original air-conditioning system for the leased premises;
Independent
Air-Conditioning    (x)  (ii) That if the Tenant shall use upon the lease
& Computer Room     premises any computer which requires independent air-
---------------     conditioning service and which requires electrical power
                    to be supplied separately from the main service of the building, the electric power supplied for such computer and air-conditioning will be separately metered at the cost of the Tenant and will be paid by the Tenant;

Tidy Premises:      (y)  at  the end of each business day to leave the leased
--------------      premises in a reasonably tidy condition for the purpose of the performance of the Landlord's janitor service provided for herein;

Tenant's Fixtures:  7.   PROVIDED that if the Tenant is not in default hereunder
-----------------   the Tenant may remove its fixtures, subject to the
                    provisions of paragraph 6(p) hereof, and shall remove such fixtures on termination of this lease if requested to do so by the Landlord. The Tenant shall be responsible to make good any damage to the leased premises caused by the installation or removal thereof. Any partitions, additions, installations or alterations in the leased premises placed or installed by or on behalf of the Landlord or wholly or partly at the expense of the Landlord shall be the property of the Landlord and shall not be removed by the Tenant unless requested by the Landlord, provided however, that if the Tenant shall have received from the Landlord a partitioning or comparable allowance at the commencement of this lease or any earlier lease of the leased premises, it shall be deemed that, for the purposes of this paragraph 7, any partitions, additions, installation or alterations in the leased premises were placed or installed wholly or partly at the expense of the Landlord, save and except any special fixtures installed at the request of the Tenant.

Destruction:        8.(a)  If at any time or times during the term of this Lease
-----------         any happening occurs (through no fault on the part of the
                    Tenant) whereby the leased premises are totally or partially unfit for occupancy by the Tenant, this lease shall cease and become null and void as of the date of such happening and rent shall be paid by the Tenant only to such date and for no period thereafter, unless, however, two conditions are fulfilled, being:

                    (i) that the Landlord shall, within forty(40) days from the date of such happening, notify the Tenant that the Landlord intends to rebuild the leased premises or render the leased premises wholly fit for occupancy by the Tenant;

                    (ii) that the Landlord does, in fact, within one hundred and twenty (120) days from the date of such happening or within such longer period of time as is reasonable in the circumstances, rebuild the leased premises or render the leased premises wholly fit for occupancy by the Tenant.

                    (b) If the said two conditions are fulfilled, this Lease shall not cease and be void as provided above, but shall continue in full force and effect, except that:

                    (i) If the leased premises are totally destroyed or are rendered or become totally unfit for occupancy by the Tenant, no rent shall be payable for the period from the date of such happening until the date on which the Landlord shall have substantially completed the rebuilding of the leased premises or the rendering of the leased premises wholly fit for occupancy by the Tenant; or

                    (ii) If the leased premises are partially destroyed or are rendered or become partially unfit for occupancy by the Tenant, the rent for the period from the date of such happening until the date on which the Landlord shall have substantially completed the rebuilding of the leased premises or the rendering of the leased premises wholly fit for occupancy by the Tenant shall abate so that the Tenant shall pay for such period only the same proportion of the rent as that part of the leased premises which is fit for occupancy by the Tenant bears to the whole of the leased premises.

Landlord Enter
to Repair:          9.   PROVIDED FURTHER that the Landlord shall be entitled to
---------           enter upon the leased premises (without compensation to the
                    Tenant) at any reasonable time and from time to time for the purpose of inspecting the leased premises and making necessary repairs to the building or the leased premises
                    (including the electrical, mechanical, air-conditioning and heating systems therefore and thereon), but such inspection or repairs shall be carried out at such times and in such manner so as to interfere as little as reasonably practicable in the circumstances with the carrying on of the Tenant's business.

Use by others
Abandonment,
Insolvency,etc:     10.(i)  PROVIDED FURTHER that if without the written consent
--------------      of the Landlord, the leased premises shall be used by any
                    other person than the Tenant or for any other purpose than that for which the same are hereby leased or if the leased premises shall be abandoned or if the Tenant shall make any assignment for the benefit of creditors or any bulk sale or become bankrupt or insolvent or take the benefit of any act now or hereafter in force for bankrupt of insolvent debtors or if any proceedings shall be taken or an order shall be made for the winding up of the Tenant, or for the surrender of forfeiture of the charter of the Tenant, or if the term hereof or any goods or chattels of the Tenant in the leased premises shall be taken in execution or attachment then and in every case the then current month's rent and the next ensuing three(3) months rent shall immediately become due and payable and, at the option of the Landlord, this lease shall terminate and the term become forfeited and void and the Landlord may re-enter the leased premises or any part thereof in the name of the whole and have again, repossess and enjoy the leased premises as of its former estate anything herein contained to the contrary notwithstanding.

Defaults
---------
and Remedies:       11.a)  In the event of the happening of any one of the
-------------       following events:

                    (i) the Tenant shall have failed to pay an instalment of Basic Rent or of Additional Rent or any other amount payable hereunder when due, and such failure shall be continuing for a period of more than five(5) days after the date such instalment or amount was due;

                    (ii) there shall be a default of or with any condition, covenant, agreement or other obligation on the part of the Tenant to be kept, observed or performed hereunder (other than a condition, covenant, agreement or other obligation to pay Basic Rent, Additional Rent or any other amount of money) and such default shall be continuing for a period of more than fifteen(15) days after written notice by the Landlord to the Tenant specifying the default and requiring that it discontinue;

                    (iii) if any policy of insurance upon the Property or any part thereof from time to time effected by the Landlord shall be cancelled or about to be cancelled by the insurer by reason of the use or occupation of the Leased Premises by the Tenant or any assignee, sub-tenant or licensee of the Tenant or anyone permitted by the Tenant to be upon the Leased Premises and the Tenant after receipt of notice in writing from the Landlord shall have failed to take such immediate steps in respect of such use or occupation as shall enable the Landlord to reinstate or avoid cancellation (as the case may be) of such policy of insurance;

                    (iv) the Leased Premises shall, without the prior written consent of the Landlord, be used by any other persons than the Tenant or its permitted assigns or sub-tenants or for any purpose other than that for which they were leased or occupied or by any persons whose occupancy is prohibited by this Lease;

                    (v) the Leased Premises shall be vacated or abandoned, or remain unoccupied without the prior written consent of the Landlord or five(5) consecutive days or more while capable of being occupied;

                    (vi) the balance of the Term of this Lease or any of the goods and chattels of the Tenant located in the Leased Premises, shall at any time be seized in execution or attachment; or

                    (vii) the Tenant shall make an assignment for the benefit of creditors or become bankrupt or insolvent or take the benefit of any statute for bankrupt or insolvent debtors or if an order be made for its winding up or other termination of its corporate existence, or a trustee or receiver or receiver manager shall be appointed for the Tenant.

The Landlord shall have the following rights and remedies all of which are cumulative and not alternative and not to the exclusion of any other or additional rights and remedies in law or equity available to the Landlord by statute or otherwise:

                    (A) to remedy or attempt to remedy any default of the Tenant, and in so doing to make any payments due or alleged to be due by the Tenant to third parties and to enter upon the Leased Premises to do any work or other things therein, and in such event all reasonable expenses of the Landlord in remedying or attempting to remedy such default shall be payable by the Tenant to the Landlord on demand;


                    (B) with respect to unpaid overdue Rent, to the payment by the Tenant of the Rent and of interest(which said interest shall be deemed included herein in the term "Rent") thereon at a rate equal to the lesser of five percent(5%) above the prime commercial loan rate charged to borrowers having the highest credit rating from time to time by the Landlord's principal bank from the date upon which the same was due until actual payment thereof and the maximum amount allowed under the laws of the jurisdiction in which the Building is located;

                    (C) to terminate this Lease forthwith by leaving upon the Leased Premises or by affixing to an entrance door to the Leased Premises notice terminating the Lease and to immediately thereafter cease to furnish any services hereunder and enter into and upon the Leased Premises or any part thereof in the name of the whole and the same to have again, repossess and enjoy as of its former estate, anything in this Lease contained to the contrary notwithstanding. However, such re-entry and termination shall be without prejudice to the Landlord's claim for Rent which would have been payable for the remainder of the Term had the Lease not been terminated and for damages associated therewith.

                    (D) to enter the Leased Premises as agent of the Tenant and as such agent to relet them, which may be for a term extending beyond the term of this Lease, and at such rental or rentals and upon such other terms and conditions as the Landlord considers it advisable, and to receive the rent therefor and as agent of the Tenant to take possession of any furniture or other property thereon and upon giving ten(10) days written notice to the Tenant to store the same at the expense and risk of the Tenant or to sell or otherwise dispose of the same at public or private sale without further notice and to apply the proceeds thereof and any rent derived from re-letting the Leased Premises upon account of the rent due and to become due under this Lease and the Tenant shall be liable to the Landlord for the deficiency if any.

                    11.b) Upon the giving by the Landlord of a notice in writing terminating this Lease under sub-paragraph (C) of this paragraph, this Lease and the Term shall terminate, Rent and any on payments for which the Tenant is liable under this Lease shall be computed, apportioned and paid in full to the date of such termination forthwith, and there shall immediately become due and payable forthwith in one lump sum as liquidated damages and not a penalty the aggregate of Basic Rent and Additional Rent for the unexpired portion of the Term. Upon termination of this Lease and the Term, the Tenant shall immediately deliver up possession of the Leased Premises to the Landlord, and the Landlord may forthwith re-enter and take possession of them.

                    11.c) The Tenant shall pay to the Landlord on demand all costs and expenses, including legal fees, incurred by the Landlord in enforcing of the obligations of the Tenant under this Lease.

Landlord's
Non-Liability:      12.  PROVIDED FURTHER that the Landlord shall, except for
-------------       the negligence of the Landlord, its servants, agents or
                    contractors, not be liable nor responsible in any way for any injury or death that may be suffered or sustained by the Tenant or any employee of the Tenant or any person who may be in the leased premises or in or about the building or for any loss of or damage to any property belonging to or in the possession of the Tenant or any employee of the Tenant or any other person whether such property is on the leased premises or on or about the building and the Landlord shall not be liable in any event for such injury, death, loss or damage caused by smoke, steam, water, rain, snow or fumes which may leak, issue or flow into the leased premises from any part of the building or from the water, steam, sprinkler, drainage or smoke pipes or plumbing equipment of the building or from any other place or quarter or caused by or attributable to the condition or arrangement of any electrical or other wiring or of the air-conditioning or heating equipment or caused by anything done or omitted to be done by any Tenant or other occupant of any part of the building.

Adjustment Clause
re: operating costs
and taxes:          13.1 it is hereby expressly agreed that the Tenant shall pay
---------           to the Landlord in monthly installments an amount equal to
                    2.01% of all operating costs of the Landlord, excluding mortgage interest. The monthly instalments are to be adjusted annually effective January 1st.

                    13.2 For the purpose to this paragraph 13, the Landlord's cost of operating the building shall mean all costs properly attributable to the operation, maintenance and management of the building and the lands appurtenant thereto as determined by the Landlord in accordance with generally accepted accounting practice. Without limiting the generality herein, in addition to realty taxes and hydro, operating costs shall include all repairs, maintenance, improvements, service contracts, parking supervision, security services, elevator, janitorial services, heating, water, management and professional fees, insurance, telephone and general office expenses.

                    13.3 The Tenant shall pay to the Landlord the amount payable as aforesaid by the Tenant within thirty(30) days next after the Landlord shall have given written notice to the Tenant of the said amount even if such notice is given after the expiration or termination of the term. If the term of this lease shall expire or terminate before the end of the applicable fiscal year of the Landlord, the Tenant shall pay only a proportionate part of such amount otherwise payable based on the number of days of the term which are within such year and at the option of the Landlord the amount payable by the Tenant shall be based on the said cost for the immediately preceding fiscal year of the Landlord and shall be paid by the Tenant on or before the expiration or termination of the term.

Obligations
Recoverable rent:   14.  PROVIDED FURTHER that all sums payable by the Tenant to
----------------    the Landlord under the provision of this lease shall be
                    rent and the Landlord, in addition to all other rights and remedies it may have, shall have the same remedies and may take the same steps for the recovery thereof as it might take for the recovery of rent in arrears. Arrears of rent will be charged at prime, plus 5% interest per annum.

Waiver of
Default:            15.  ANY condoning, excusing or overlooking by the Landlord
-------             or the Tenant of any default, breach or non-observance by
                    the other at any time or times, in respect of any covenants, proviso or condition herein contained, shall not operate as a waiver of their respective rights hereunder in respect of any continuing or subsequent default, breach or non-observance.

Representations:    16.  1)   THE Tenant agrees that there are no
----------------    representations, warranties, agreements or conditions
                    expressed or implied with respect to this lease or the leased premises or the building, except as are herein expressly set forth and that this lease constitutes the entire agreement between the Landlord and the Tenant.

                         2) The rentable area of a single tenancy floor shall be computed by measuring to the inside surface of exterior window glass, less stairs and elevator shafts.

                    No reduction shall be made for columns and projections necessary to the building.

                    16.3) THE rentable area of premises on a multiple tenancies floor shall be computed by measuring to the inside surface of exterior window glass, to the office side of corridors and/or other permanent partitions, and to the center of partitions that separate the leased premises from adjoining rentable area; and together with (for rental calculation purposes only) a proportionate share of the common area of the floor, including corridors, washrooms, elevator, lobby, janitor closets, telephone and electrical closets and other closets serving the leased premises in common with other premises.

                    No deductions shall be made for columns and projections necessary to the building.

                      4)ALL rents are to be remitted to the Landlord at
                    620WILSON AVENUE, SUITE 100, DOWNSVIEW, ONTARIO  M3K 1Z3

Repairs of
Equipment:          17.  THE Tenant further covenants and agrees with the
---------           Landlord that if the elevators, boilers, engines, pipes or other apparatus, or any of them used for the purpose of heating or air-conditioning the leased premises or the building or operating the elevators, or if the water pipe, drainage pipes, electric lighting or other equipment of the building servicing the leased premises get out of repair become damaged or destroyed, the Landlord shall have a reasonable time within which to make such repair or replacements as may be reasonably required for the resumption of the services to the leased premises which it has by the Lease expressly agreed to provide and the Tenant shall not be entitled to any compensation or damages but the Landlord shall, and it hereby covenants to make such repairs or replacements promptly, but should any equipment of the building become impaired, injured or destroyed through any act or omission of the Tenant or its employees, agents or contractors or persons visiting the Tenant or through the Tenant or them making use of or permitting others to make use of unsuitable paper in the water closets or in any way or manner stopping up injuring the heating or air-conditioning apparatus, elevators, water pipes, drainage pipes, electric lighting or other equipment or part of the building, the reasonable expense of the necessary repairs shall be borne by the Tenant who shall pay the same to the Landlord forthwith on demand, Nothing in this provision contained shall, however, obligate the Landlord to provide any services, otherwise specifically to be provided for made by the Landlord.

Impossibility of
Performance:        18.  IT IS AGREED that whenever and to the extent of that
-----------         the Landlord or the Tenant shall be unable to fulfill, or
                    shall be delayed or restricted in the fulfillment of any obligation hereunder in respect of the supply or provisions of any service or utility or the doing of any work or the making of any repairs by reason of being unable to obtain the material, goods, equipment, service, utility or labour required to enable it to fulfill such obligation or by reason of any statute, law or order-in-council or any regulation or order passed or made pursuant thereto or by reason of the order or direction any administrator, controller or board, or any governmental department or officer or other authority, or by reason of not being able to obtain any permission or authority required there or by reason of any other cause beyond their respective control whether of the foregoing character or not, the Landlord or the Tenant, as the case may be, shall be entitled to extend the time for fulfillment of such obligation by a time equal to the duration of such delay or restriction, and the Tenant or the Landlord, as the case may be, shall not be entitled to compensation for any inconvenience, nuisance or discomfort thereby occasioned.

Signs:              19.  The landlord shall install a directory board in the
------              ground lobby of the building containing the names of Tenants of space in the building and shall, at the request and cost of the Tenant, cause to be painted on or affixed to the entrance door of the leased premises the name of the Tenant in accordance with any uniform scheme of lettering for such doors which the Landlord may subscribe.

Mortgages:          20.  The Tenant agrees that this lease shall rank after and
---------           be subordinated to any mortgage or trust deed of the lands and to any amendments or extensions thereof as if this lease had been executed and delivered after the execution, delivery and registration of any such mortgage, trust deed or amendment or extension thereof. The Tenant agrees to acknowledge, in writing, subordination of this lease to a mortgage or trust deed whenever requested by the Landlord, provided that any such mortgagee or trustee shall agree to recognize the Tenant as a Tenant pursuant to the provisions hereof and not to interfere with the Tenant's possession of the leased premises as long as the Tenant is not in default under this lease.

Definitions:        21.  In this indenture, the phrase "normal business hours"
-----------         means the hours from 8:00 a.m. to 6:00 p.m. on business
                    days, and the hours of 8:00 a.m. to 1:00 p.m. on Saturdays unless a Saturday is a holiday, and the phrase "business day" means any of the days from Monday to Friday of each week unless such day is a holiday.

Registration:       22.  The Tenant agrees that it will not register this lease
------------        in the Land Registry Office or Land Titles Office.  If the
                    Tenant wants to make a registration for the purpose of giving notice of this Lease, the Landlord and the Tenant contemporaneously with the execution of this lease shall execute a short form of lease solely for the purpose of registration.

Parking:            23.  The Landlord hereby permits the Tenant to use at all
--------            reasonable hours during the term of this Lease five(5)
                    parking spaces in the underground garage at the initial rate of $35.00 per space per month. Rates are to be adjusted according to the prevailing rental in the area for further usage. Such parking space shall be used for the parking of passenger motor vehicles only. The use of the said parking spaces and of the driveways and areas leading thereto shall be at the risk of the Tenant, and the Landlord shall not be responsible for any damage to or loss of property or injury to or death of persons unless caused by the negligence of the Landlord or those for whom the Landlord is responsible in law. Subject to the Tenant's approval, the Landlord reserves the right to allocate specific parking space for the use of the Tenant and with the Tenant's approval to change such allocation from time to time. The Landlord shall also provide without charge parking spaces for the entire building for "Visitor
                    Parking".

Distress:
---------

24. The Tenant waives and renounces the benefit of any present of future statute taking away or limiting the Landlord's right of distress and covenants and agrees that notwithstanding any such status, none of the goods and chattels of the Tenant on the leased premises at any time during the terms shall be exempt from levy by distress for rent in arrears. The Tenant shall not sell, dispose of or remove any of the fixtures, goods or chattels of the Tenant from or out of the leased premises during the term without the consent of the Landlord, unless the Tenant is substituting new fixtures, goods or chattels of equal value or is a bona fide disposing of individual items which have become excess for the Tenant's purposes; and the Tenant will be the owner of its fixtures, goods and chattels and will not permit them to become subject to any lien, mortgage, charge or encumbrance.

Notice:             25.  1)   Any notice or statement required or contemplated
-------             by any provisions of this lease or which the Landlord or
                    Tenant may desire to give to the other shall be sufficiently given to the Tenant or Landlord by personal delivery or by registered letter, postage prepaid and mailed in one of Her
                    Majesty's Post Offices in the Municipality of Metropolitan
                    Toronto, and addressed to the Landlord at 620 WILSON AVENUE, SUITE 100, DOWNSVIEW, ONTARIO M3K 1Z3, and to the Tenant at the leased premises or to such other address as the Landlord or Tenant may hereafter from time to time designate in writing, and any notice or statement so given shall be held to be given as of the date of such personal delivery or posting, as the case may be.

                         2) The Tenant will relocate elsewhere in the building at the Landlord's expense and to be designated by the Landlord at any time during the term of the Lease or any renewal thereof.

Access:             26.  IT SHALL be lawful for the Landlord and its agents at
-------             all reasonable times during the said term to enter the
                    said demised premises to examine the condition thereof; and further that all want of repair that upon such view shall be found and which the Tenant is obligated to make under the terms of this Lease, the Tenant will within thirty(30) days next after such viewing, well and sufficiently repair and make good accordingly at the Tenant's expense.

                              AND that the Tenant will leave the premises in
                    good repair, subject to the exceptions aforesaid.

Zoning:             27.  (a)  THE leased premises shall be used for a use which
-------             shall comply with the zoning by-laws in effect from time to time and provided that such use will not constitute a nuisance.

                              THE TENANT covenants to operate and conduct its
                    business upon the whole of the leased premises in an up-to-date high class and reputable manner befitting the Building in which the leased premises are situate.

                         (b) THE TENANT further acknowledges that it has
                    satisfied itself that it may use the leased premises for the purposes of its business and the Landlord makes no representation to the Tenant as to the purpose for which the leased premises may be used.

Holdover:           28.  IT IS HEREBY AGREED that if the Tenant continues to
---------           occupy the demised premises with the consent of the Landlord after expiration of this Lease without any further written agreement, the said Tenant shall be a monthly Tenant at a monthly rental equal to the amount of rent in the notice given by the Landlord and payable by the Tenant hereunder and otherwise on the terms and conditions set out.

Tenant's Failure
to Maintain:        29.  IF the Tenant shall fail to perform any of the
-----------         covenants or obligations of the Tenant under or in respect of this Lease, the Landlord may from time to time, in its discretion, perform or cause to be performed any of such covenants or obligations, or any part thereof, and for such purpose, may do such things as may be requisite, including without limiting the foregoing, may enter upon the leased premises and do such things upon or in respect of the leased premises or any part thereof as the Landlord may consider requisite or necessary. All expenses incurred and expenditure made by or on behalf of the Landlord under this paragraph shall be forthwith paid by the Tenant and until paid shall bear interest at 15% per annum from the date the same were incurred or made.

Delayed Occupancy:  30.  Deleted.
------------------

Non-Terminable:     31.  EXCEPT as otherwise expressly provided in this Lease,
---------------     this Lease shall not be terminable by the Tenant for any
                    reason, nor shall the Tenant for any reason by entitled to any abatement of, or reduction in the rent payable hereunder.

Sub-let Fees:       32.  In the event Tenant shall assign or sub-let the
-------------       premises or request the consent of the Landlord to
                    assignment or sub-letting or if Tenant shall request the consent of the Landlord for any act Tenant proposes to do, then the Tenant shall pay to the Landlord reasonable costs incurred in connection therewith.

Security Deposit:   33.  Tenant shall deposit with Landlord upon execution of
----------------    the Lease the security deposit as security for the Tenant's faithful performance of Tenant's obligations hereunder.  If
                    Tenant fails to pay rent or other charges due hereunder or otherwise defaults with respect to any provision of this Lease, Landlord may use, apply or retain all or any portion of the said deposit for the payment of any rent or other charge in default or for the payment of any other sum of which Landlord may become obligated by reason of Tenant's default or to compensate Landlord for any loss or damage which Landlord may suffer hereby. If Landlord so uses or applies all or any portion of said deposit, Tenant shall within ten(10) days after written demand thereof deposit cash with Landlord in an amount sufficient to restore said deposit to the full amount hereinabove stated and Tenant's failure to do so shall be a material breach of the Lease.
                    If Tenant performs all of Tenant's obligation hereunder said deposit or so much thereof as has not therefore been applied by Landlord, following an inspection of the premises conducted by the Landlord and acknowledged by the Tenant prior to the Tenant vacating the premises, shall be returned to the Tenant at the expiration of the term hereof, and after Tenant has vacated the premises.

Additional Taxes:   34.  Notwithstanding any other provisions of this Lease to
-----------------   the contrary, the Tenant shall pay to the Landlord, at such times and in such manner as the Landlord may direct, an amount equal to all goods and services taxes, sales taxes, value-added taxes or any other taxes imposed with respect to Base Rental, additional rental or other amounts payable by the Tenant to the Landlord under this Lease, howsoever such taxes are characterized, the amount payable by the Tenant hereunder shall not be deemed to be Base Rental or additional rental, but the Landlord shall have all of the same rights and remedies for recovery of same as it has for recovery of Base Rent and additional rent hereunder.

Binding,
Enuring and
Interpretation:     35.  This indenture and everything herein contained shall be
---------------     binding upon and enure to the benefit of the respective
                    successors and assigns (subject to the approval by the Landlord of a assignment by the Tenant) of the Landlord and Tenant, and where a part is an individual rather than a corporation and provisions hereof shall read with all grammatical changes thereby rendered necessary.

                    36. The Tenant shall deliver to the Landlord a series of twelve postdated cheques upon execution of the lease on account of all of the basic rentals to be paid during the first year of the term of the lease and shall deliver on each anniversary date of the commencement date of the term of the Lease a further series of twelve postdated cheques on account of basic rentals to be paid during the next ensuing lease year.

                    37. Schedules "A", "B", "C", "D" and "E" and Rules and Regulations attached hereto shall form an integral part of this Lease.

                    38. Time of the Essence
                        -------------------
                    Time shall be of the essence of this agreement and the transactions contemplated herein, provided that that time for doing or completing any matter herein may be amended by an agreement in writing signed by both parties.

IN WITNESS WHEREOF the parties hereto have duly executed this Indenture,   this
_____th day of ____________________, 1999, at North York, Ontario:

                              E. MANSON INVESTMENTS LIMITED

_________________________     Per:________________________________
WITNESS

                              ZUREIT HOLDINGS LIMITED


_________________________     Per:_________________________________
WITNESS

                              BLACKHILL DEVELOPMENTS LIMITED


________________________            Per:_________________________________
WITNESS

                              Ironside Technologies Inc.

_________________________
WITNESS                       Per:__________________________________

                                  SCHEDULE "A"
                                  ------------


ALL AND SINGULAR that certain parcel or tract of land and premises situate, lying and being in the Town of Markham, in the Regional Municipality of York, and being composed of the whole of Lots 8,9,10 and 11, Plan M-1812 files in the Land Titles Office for York Region of Newmarket, being the whole of Parcels 8-1,9-1,9-2,10-1 and 11-1 in the Register for Section M-1812.

                                  SCHEDULE "D"
                                  ------------


To a lease dated March 5, 1999.


BETWEEN:       E. Manson Investments Limited
               Zureit Holdings Limited
               Blackhill Developments Limited      ("Landlord")

and:           Ironside Technologies Inc.          ("Tenant")

Re: The premises located in the Landlord's building, municipally known as 500 Hood Road, Markham, Ontario, consisting of 1,286 square feet of rentable office space on the first floor.

                                      Net Rate
    From              To              @s.f.p.a.       Net Rent Annually    Net Rent Monthly   Additional Rent       Comments
-------------  -----------------  -----------------  -------------------  ------------------  ----------------  ----------------

Mar.1/99           May 31/99                  $7.75            $9,966.50         Free                  $915.20       Note 1
June 1/99          Dec.31/01                  $7.75            $9,966.50             $830.54

Additional Rent
---------------

Additional rent, comprising realty taxes, the previous business occupancy tax, repairs, maintenance, preventive maintenance, common area, utilities, insurance and administrative costs is estimated at the rate for 1998 only of $8.54 per square foot, per annum, is adjusted annually on January 1st and is subject to midterm adjustment in the event that the Landlord incurs unusual and unexpected increases in costs for realty taxes or maintenance. These costs are due and payable during the initial three(3) months of free basic net rent.

Note 2:  Deposit required               $3,735.88
--------------------------------------
Deposit payable to agent                 3,563.89
                                        ---------
Payment required on execution herein    $  171.99
                                        ---------

To be applied
-------------

                                            June 1999              Dec.2001                 Total
                                       --------------------  --------------------  -----------------------
----------------------------------------------------------------------------------------------------------
Basic rent                                        $  830.54             $  830.54                $1,661.08
----------------------------------------------------------------------------------------------------------
Additional rent                                      915.20                915.20                 1,830.40
                                                  ---------             ---------                ---------
----------------------------------------------------------------------------------------------------------
Sub-Total                                         $1,745.74             $1,745.74                $3,491.48
----------------------------------------------------------------------------------------------------------
7% GST(R101-623-650)                                 122.20                122.20                   244.40
                                                  ---------             ---------                ---------
----------------------------------------------------------------------------------------------------------
Total                                             $1,867.94             $1,867.94                $3,735.88
                                                  ---------             ---------                ---------
----------------------------------------------------------------------------------------------------------


Note 3:  Option to Renew
------------------------

Provided that the Tenant has not been in default of the terms of the Lease and written notice has been given to the Landlord on or before June 30, 2001, the Tenant shall have the option to renew the term of the Lease for an additional five(5) years, under the provisions of paragraph 8, Schedule "E", attached hereto.

                                  SCHEDULE "C"
                                  ------------
JANITOR SERVICE
---------------
1.   OFFICES:
     --------
Nightly Services:
-----------------
    Empty all waste baskets.
    Empty and damp wipe ash trays.
    Dust all office furniture and equipment.
    Dust window sills, partition ledges and other horizontal surfaces within reach.
    Dust mop floors using modern method of dust control.
    Vacuum or carpet sweep rugs (all carpeting to be vacuumed not less than twice weekly, carpet sweep other nights).
    Finger marks and smudges removed from all surfaces where removal will not result in a more detrimental appearance.

Periodic Services:
-----------------
    Dust vertical surfaces.
    Keep painted walls free of dust and cobwebs at all times.
    Dust wall hangings.
    Clean light fixtures.
    All office floors to be washed and polished at frequencies determined by traffic and weather conditions, so as to provide clean, well protected, and attractive floors at all times.
    Clean interior glass in partitions and doors when reasonably required, provided that if the Tenant installs more than the usual quantity of interior glass, or its use of any parts of the leased premises requires that glass be cleaned more frequently than normal, the Tenant shall reimburse the Landlord for the extra cost of providing this service.

2.   WASHROOM MAINTENANCE:
     --------------------
Nightly Service:
---------------
    Wash bowls, mirrors and plumbing.
    Clean and sanitize toilet bowls, seats and urinals.
    Empty waste receptacles and re-stock all dispensers.
    Wash floors with detergent containing disinfectant.

Periodic Services:
-----------------
    Partitions and tile walls washed down.
    Flooring machine scrubbed.

3.   COMMON AREAS:
     -------------

Nightly Service:
----------------
    Clean and polish floors.
    Remove finger marks and polish glass and metal surfaces.
    Empty ash trays.
    Dust all horizontal surfaces within reach.

Periodic Services:
------------------
    Floors washed and polished at frequencies necessary to provide clean, well protected, and attractive floors at all times.

4.   WINDOWS:
     --------

    Wash inside and out at least once per year.

5.   STAIRWAYS:
     ----------

    Keep neat, tidy and clean at all times.

6.   STAFF CAFETERIA (if any):
     -------------------------

    Clean floors nightly and clean walls and light fixtures as required.

                             RULES AND REGULATIONS
                             ---------------------

1. The sidewalks, entrances, passages, elevators, fire escapes, stairways and other common areas in the building shall not be obstructed or used for any other purpose than for ingress and egress to and from the leased premises. No waste paper, dust, garbage, refuse or anything whatsoever that would tend to make the common areas in the building unclean, untidy or hazardous shall be placed therein.

2. The skylights and windows that reflect or admit light into passageways and common areas of the building shall not be covered or obstructed and no awnings shall be put up without the written consent of the Landlord.

3. The water-closets and other water apparatus shall not be used for any purpose other than those for which they were constructed, and so sweepings, rubbish, rages, ashes or other substances shall be thrown therein. Any damage resulting by misuse shall be borne by the Tenant by whom or by whose agents, contractors or servants the same is caused. Water shall not be left running unless in actual use. No part of the building shall be defaced.

4. Nothing shall be thrown or dropped out of windows or doors or down the passages, elevator shafts or skylights of the building.

5. No birds or animals shall be brought into the building and no sound producing instruments or device which may be heard outside the leased premises shall be used.

6. No one shall use the leased premises for sleeping apartments or residential purpose, or for the storage of personal effects or articles other than those required for business purposes.

7. The Landlord shall have the right (a) to require all persons entering or leaving the building during such hours as the Landlord may reasonably determine to be prepared to identify themselves to a watchman by registration or otherwise and to establish their right to enter or leave; and (b) to exclude or expel any peddler, beggar or canvasser at any time from the building.

8. Furniture, equipment and supplies shall not be taken into or removed from the premises except at such time and in such manner as may be previously approved by the Landlord.

9. No bicycles or other vehicles shall be brought within the building or into the parking garage or upon the lands appurtenant thereto without the consent in writing of the Landlord.

10. Business machines, filing cabinets, heavy equipment and other articles liable to overload, injure or destroy any part of the building shall not be taken into it without the written consent of the Landlord, and the Landlord shall in all cases retain the right to prescribe the weight and proper position of all such articles and the times and routes for moving them into or out of the building; the cost of repairing any damage done to the building by such moving or by keeping any such articles on the premises shall be paid by the Tenant.

11. The Tenant shall not place any additional lock upon any door of the leased premises without the written consent of the Landlord, which consent shall not be unreasonably withheld.

12. The Tenant shall give the Landlord prompt notice of any accident or damage to or any defect in the plumbing, heating, air-conditioning, mechanical, electrical or other equipment of the building or to any other part of the building.

13. The parking of cars in the parking garage and outside parking areas shall be subject to the reasonable regulations of the Landlord.

                                  SCHEDULE E

                                OFFER TO LEASE

Dated this 4th day of February, 1999.

TO: EMERY INVESTMENTS LIMITED, MAYVON INVESTMENTS LIMITED, BLACKHILL DEVELOPMENTS LIMITED, E. MANSON INVESTMENTS LIMITED, ZUREIT HOLDINGS LIMITED, ERINVIEW HOLDINGS LIMITED

     (Landlord)

WE:  IRONSIDE TECHNOLOGIES INC.
     (Tenant)

The following Offer to Lease ("Offer") sets put terms and conditions under which Ironside Technologies Inc. (hereinafter referred to as the "Tenant") is prepared to lease from Emery Investments Limited, Mayvon Investments Limited, Blackhill Developments Limited, E. Manson Investments Limited, Zureit Holdings Limited, Erinview Holdings Limited (hereinafter referred to as the "Landlord") certain office premises described herein located at 500 Hood Road, Markham ("Building"), through G.H. Lennard Corporation Realty Ltd.

1.   Leased Premises

     The premises to be leased shall comprise the following area:

     1st Floor - 1,286 rentable square feet being a portion of the First (1st) floor, and outlined on Schedule "A" attached.

2.   Term

     The Term (the "Term") of the lease shall be two (2) years and ten (10) months commencing on the 1st day of March, 1999, (the "Commencement Date") and ending on the 30th day of December, 2001.

3.   Basic Rent

     The Tenant shall pay to the Landlord the following Basic Net Rent ("Basic Rent") payable in advance on the 1st day of each and every month during the Term in accordance with the Lease:

     1st Floor
     ---------

     - $7.75 net per square foot per annum.

     As an inducement to Lease, the Tenant will not be required to pay the first three (3) months Base Rent of the Lease Term.

4.   Additional Rent

     In addition to the Basic Rent, the Tenant will be responsible for paying its proportionate share of all Real Estate Taxes and other applicable Taxes, Operating Expenses inclusive of management fees and Utilities as defined in the Landlord's Standard Form of Lease excluding:

          i) coats of a capital nature related to the structural elements of the Building;

          ii) recoveries from other tenants, including without limitation costs of additional services.

          iii) insurance proceeds recoveries;

          iv) and further exclusions to be mutually agreed between the Landlord and Tenant and set out in the Lease to be agreed.

     Operating Expenses shall include the cost of daily janitorial services to the Tenant's Premises as required by the Tenant. Subject to confirmation, we understand that the current Additional Rent estimates for 1998 are Eight Dollars and Fifty-Four Cents ($8.54) per square foot.

     Operating Expenses as defined in the Lease shall be calculated according to generally accepted accounting principles and without duplication.

5.   Measurement

     The total Basic Rent and the total Additional Rent shall be calculated based on the actual Rentable Area of the Leased Premises to be verified prior to occupancy by the Landlord's architect. The Landlord's Architects' Certificate as to the Rentable Area of the Leased premises shall be conclusive, and shall be based on the measurement standards set out in the form of Lease attached. Except in the event the Tenant leases the entire Building, the area of the lobby and other common areas of the Building shall be allocated on a pro-rata basis to the tenants of the Building,

6.   Lease

     The lease shall be to the Landlord's standard form a copy of which will be provided to Tenant by Landlord. The Landlord's standard form will be reviewed by Tenant and incorporated into the terms of this Offer subject to reasonable changes as required by the Tenant and agreed to by the Landlord acting reasonably (hereinafter referred to as the "Lease").

7.   Use

     The Leased Premises shall be used solely for the purposes of a general office or computer training and development as otherwise required by the Tenant acting reasonably and in accordance with all relevant by-laws and the Lease as agreed.

8.   Option to Renew

     The Tenant shall have one (1) option to renew the Lease with respect to the Leased Premises for an additional term of five (5) years each on the same terms and conditions, save only for the Basic Rent, and any further options(s) to renew. The Basic Rent during the renewal periods will be the fair market rent for comparable premises in comparable buildings in the area having consideration for age and location without regard to leasehold improvements, agreed between the parties. Failing such Agreement renewal rates shall be as determined by arbitration pursuant to the Arbitration Act, Ontario. To exercise an Option to Renew, the Tenant shall give written notice to the Landlord no later than six (6) months prior to the date of expiry of the current Term.

9.   Removal of Leasehold Improvements

     The Tenant will not be required to remove any existing or newly constructed Leasehold Improvements including office and related ancillary improvements constructed in the Leased Premises upon the expiry or other termination of the Lease, however, the Tenant may remove its trade fixtures provided it repairs any damages caused by said removal.

10.  Assignment / Sublet

     The Tenant shall not assign or sublet this Agreement or the Lease resulting herefrom to a third pay without the prior written consent of the Landlord, which consent shall not be unreasonably withheld or delayed.

     It is agreed and understood that upon the Tenant assigning the Lease to an affiliated company any rights of renewal, rights of first offer, first rights of refusal, including rights or options to lease additional space, shall remain in full force and effect. No assigning, subletting or parting with possession of the Leased Premises shall in any way relieve the Tenant from the fulfilment of any obligations under the Lease.

11.  No Representation

     There arc no covenants, representations, agreements, warranties or conditions in any way relating to the subject matter of this agreement expressed or implied, collateral or otherwise, except as expressly set forth herein.

12.  Time of the Essence

     Time shall be of the essence of this Offer and the transactions contemplated herein, provided that the time for doing or completing any matter herein may be amended by an agreement in writing signed by both parties.

13.  "As Is"

     It is understood and agreed that the Tenant is leasing the Premises on an "As Is" basis and may utilize all existing leasehold improvements at no cost throughout the Lease or any renewals thereof.

14.  Signage

     The Tenant shall be permitted to install ground floor building standard lobby signage. All costs in connection with the design, installation, maintenance, repairs and removal will be the responsibility of the Tenant. The Tenant shall be entitled to Building standard identification as set out in the Lease.

15.  Utilities & H.V.A.C.

     The Landlord shall provide, at the Tenant's expense, to the Leased Premises the usual utilities of gas, water, hydro and sewage plus Heating, Ventilation and Air Conditioning service (H.V.A.C.) as required by the Tenant. The Landlord warrants that all base building systems are in proper working conditions as of March 1st, 1999.

16.  Parking

     The Tenant shall be permitted to use up to 5 stalls of underground for the building as designated by the Landlord. Parking shall be allocated at the Building standard rates currently $35.00/stall/month.

17.  Definitions

     Unless defined herein all capitalized terms used herein shall have the same meaning ascribed to them by the Lease.

18.  Enurement

     This Offer and the agreement resulting herefrom shall enure to and be binding upon the parties hereto there, and their respective successors and assigns.

19.  Disclosure and Waiver by Agent

     The Landlord and the Tenant acknowledge that in accordance with the Code of Ethics of the Canadian Real Estate Association and the Toronto Real Estate Board, G.H. Lennard Corporation Realty Ltd. (the "Agent") has disclosed that it is representing the Tenant in the transaction described in this Agreement and will be compensated by the Landlord.

     The parties to this agreement acknowledge that G.H. Leonard Corporation Realty Ltd has recommended that they obtain advice from their legal Counsel prior to signing this document. The parties further acknowledge that the information provided by G.H. Lennard Corporation Realty Ltd. is not to be construed as expert legal or tax advice and the parties are cautioned not to rely on any such information without seeking specific legal or tax advice with respect to their unique circumstances.

20.  Conditional Upon Tenant's Approval

     This Offer to Lease is conditional for five (5) business days following acceptance of both parties on the approval of the Tenant and its Board of Directors, failing which at the Tenant's sole discretion and with written notice to the Landlord, this Offer to Lease shall become null and void and with no further force and effect.

21.  Merger

     The terms of this Offer shall be incorporated into the Lease, and this Offer shall merge upon execution.

22.  Facsimile Transmission

     Acceptance of this Offer may be communicated by facsimile transmission of an accepted Offer or by delivery of such facsimile without limiting other methods of communicating acceptance available to the parties.

24.  Deposit

     A cheque for Three Thousand Five Hundred and Sixty Three Dollars and Eighty Nine Cents ($3,563.89) (the Deposit) payable to G.H. Lennard Corporation Realty Ltd., in Trust (the "Agent"), shall be delivered to the Agent by the Tenant within five (5) business days of the satisfaction or waiver of all conditions in this Offer to Lease and shall be applied equally against payment of the first and last months rent due in accordance with the Terms or this Offer to Sublease.

25.  Time for Acceptance

     This Offer shall be irrevocable and open for acceptance by the Tenant until 5:00 p.m. on the 3rd day of March, 1999, after which time, if not accepted, this Offer shall be null and void and of no further force or effect.

Dated at Richmond Hill this 2nd day of March, 1999.


                              IRONSIDE TECHNOLOGIES, INC.
                              (Tenant)

                              Per:    /s/ Mark Maisso
                                     ________________________________

                              Title: Controller
                                     ________________________________

                                   ACCEPTANCE
                                   ----------

We hereby agree that the above correctly sets forth the terms of our agreement and undertake to carry out the provisions thereof.

Dated at North York this ________ day of __________________, 1999.

               EMERY INVESTMENTS LIMITED, MAYVON INVESTMENTS LIMITED, BLACKHILL DEVELOPMENTS LIMITED, E. MANSON INVESTMENTS LIMITED, ZUREIT HOLDINGS LIMITED, ERINVIEW HOLDINGS LIMITED
                              (Landlord)


                              Per:   /s/ [illegible]
                                     ______________________________

                              Title: [illegible]
                                     ______________________________

                                 SCHEDULE A



                                 500 HOOD ROAD
                           [MAP OF LEASING OFFICE]